Lord Abbett

Securities Trust

Micro-Cap Growth Fund
Micro-Cap Value Fund


Prospectus

May 1, 2000

[LOGO]

          As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               Table of Contents

                                   The Funds


        Information about the goal,       Micro-Cap Growth Fund               2
    principal strategy, main risks,       Micro-Cap Value Fund                5
              performance, and fees
                       and expenses

                               Your Investment

           Information for managing       Purchases                           8
                  your Fund account       Sales Compensation                  9
                                          Opening Your Account                10
                                          Redemptions                         10
                                          Distributions and Taxes             11
                                          Services For Fund Investors         11
                                          Management                          12

                              For More Information

                  How to learn more       Other Investment Techniques         13
                    about the Funds       Glossary of Shaded Terms            15


                             Financial Information

              Line graph comparison       Micro-Cap Growth Fund               17
            and broker compensation       Micro-Cap Value Fund                18


      How to learn more about the         Back Cover
 Funds and other Lord Abbett Funds

                                                           Micro-Cap Growth Fund




GOAL


     The Fund's investment objective is long-term capital appreciation.


PRINCIPAL STRATEGY


     To pursue this goal, the Fund normally invests at least 80% of its assets in the stocks of companies with market capitalizations of less than $350 million at the time of purchase. We consider these companies to be micro-cap companies. Micro-cap companies represent the smallest sector of companies based on market capitalization. Normally, micro-cap companies are in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. The Fund may also invest up to 10% of its assets in foreign micro-cap stocks.

     We use fundamental analysis to look for micro-cap companies that appear to have the potential for more rapid growth than the overall economy. The Fund evaluates companies based on an analysis of their financial statements, products and operations, market sectors and interviews with management.

     This Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for attractive potential long-term returns.

     We may take temporary defensive positions by investing some of our assets in short-term debt securities. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with micro-cap and growth stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests.

     Stocks of the smaller companies in which the Fund invests may fluctuate in price more than the price of larger company stocks. When small-cap investing is out of favor, the Fund's share prices may decline even though the companies the Fund holds have sound fundamentals. Micro-cap companies may still be developing. They may have limited product lines or markets for their products, limited access to financial resources and less depth in management skill than larger companies. They also may be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies.


     The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Growth companies may grow faster than other companies which may result in more volatility in their stock prices. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market.



     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.



We or the Fund refers to the Micro-Cap Growth Fund of Lord Abbett Securities Trust.


About the Fund. The Fund is a professionally managed portfolio of securities purchased with the pooled money of investors. The Fund strives to reach its stated goals, although as with all mutual funds, cannot guarantee results.


Growth stocks exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level, but also tend to be more volatile than value stocks.

Micro-cap stocks are not traded in the volume typical of stocks listed on a national securities exchange. As a result, they may be less liquid. That means the Fund could have difficulty selling a micro-cap stock at an acceptable price, especially in periods of market volatility. This could increase the potential for loss to the Fund.



You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.


2 The Funds

                                                           Micro-Cap Growth Fund


PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year. Performance for Class A shares is not shown because the class has less than one year of performance. Returns for Class Y shares are expected to be somewhat higher than those of the Fund's Class A shares because Class Y shares have lower expenses. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.


--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class Y Shares
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
1999  - 51.2%

Best Quarter   4th Q `99  28.0%               Worst Quarter   3rd Q `99    -4.3%

--------------------------------------------------------------------------------



     The table below shows how the average annual total returns of the Fund's Class Y shares compared to those of a broad-based securities market index.


--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 1999
--------------------------------------------------------------------------------
Share Class                                   1 Year         Since Inception(1)

Class Y shares                                51.23%               60.86%
--------------------------------------------------------------------------------
Center for Research Security
Prices Index "CRSP 9-10 Index"(2)             37.16%               37.16%(3)

(1)  The date of inception for Class Y shares is 12/15/98.

(2) Performance for the unmanaged CRSP 9-10 Index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.

(3) This represents total return for the period 12/31/98 - 12/31/99 to correspond with Class Y inception date.

                                                                     The Funds 3

                                                           Micro-Cap Growth Fund


FEES AND EXPENSES
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table

--------------------------------------------------------------------------------
                                                                     Class A

Shareholder Fees (Fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------
(as a % of offering price)                                             5.75%
Maximum Deferred Sales Charge                                          none(1)
--------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from Fund assets)
 (as a % of average net assets)(2)
--------------------------------------------------------------------------------
Management Fees (See "Management")                                     1.50%
--------------------------------------------------------------------------------
Distribution (12b-1) and Service Fees(3)                               0.35%
--------------------------------------------------------------------------------
Other Expenses                                                         0.46%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                   2.31%
--------------------------------------------------------------------------------


(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.

(2) The annual operating expenses are based on estimated expenses for the current fiscal year.

(3) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

Share Class                1 Year       3 Years   5 Years   10 Years

Class A shares             $796         $1,255    $1,739    $3,069
--------------------------------------------------------------------------------


Management fees are payable to Lord Abbett & Co.("Lord Abbett"), for the Fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.


4 The Funds

                                                            Micro-Cap Value Fund


GOAL

     The Fund's investment objective is long-term capital appreciation.

PRINCIPAL STRATEGY

     To pursue this goal, the Fund normally invests at least 80% of its assets in the stocks of companies with market capitalizations of less than $350 million at the time of purchase. We consider these companies to be micro-cap companies. Micro-cap companies represent the smallest sector of companies based on market capitalization. Normally, micro-cap companies are in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. The Fund may also invest up to 10% of its assets in foreign micro-cap stocks.

     We use fundamental analysis to look for micro-cap companies that appear to be undervalued. The Fund considers a stock undervalued if, in our view, its price does not reflect its potential worth. Because of their smaller size and low level of trading, micro-cap stocks are often overlooked or not closely followed by investors. The Fund will invest in companies that appear to have good prospects for improvement in earnings trends, asset values, or other positive attributes, which we believe to be important factors in determining the future market valuation for the company's stock. The Fund evaluates companies based on an analysis of their financial statements, products and operations, market sectors and interviews with management.

     This Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for attractive potential long-term returns.

     We may take temporary defensive positions by investing some of our assets in short-term debt securities. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with micro-cap and value stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests.

     Stocks of the smaller companies in which the Fund invests may fluctuate in price more than the price of larger company stocks. When small-cap investing is out of favor, the Fund's share prices may decline even though the companies the Fund holds have sound fundamentals. Micro-cap companies may still be developing. They may have limited product lines or markets for their products, limited access to financial resources and less depth in management skill than larger companies. They also may be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies.


     Value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earning expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.


     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.



We or the Fund refers to the  Micro-Cap  Value  Fund of  Lord  Abbett Securities
Trust.

About the Fund. The Fund is a professionally managed portfolio of securities purchased with the pooled money of investors. The Fund strives to reach its stated goals, although as with all mutual funds, cannot guarantee results.

Value stocks are stocks of companies which we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

Micro-cap stocks are not traded in the volume typical of stocks listed on a national securities exchange. As a result, they may be less liquid. That means the Fund could have difficulty selling a micro-cap stock at an acceptable price, especially in periods of market volatility. This could increase the potential for loss to the Fund.


You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.


                                                                     The Funds 5

                                                            Micro-Cap Value Fund


PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year. Performance for Class A shares is not shown because the xlass has less than one year of performance. Returns for Class Y shares are expected to be somewhat higher than those of the Fund's Class A shares because Class Y shares have lower expenses. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.


--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class Y Shares
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
1999  - 20.1%

Best Quarter   2nd Q `99  21.2%               Worst Quarter   1st Q `99    -7.3%

--------------------------------------------------------------------------------


     The table below shows how the average annual total returns of the Fund's Class Y shares compared to those of a broad-based securities market index.


--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 1999
--------------------------------------------------------------------------------

Share Class                                    1 Year         Since Inception(1)

Class Y shares                                 20.05%               22.18%
--------------------------------------------------------------------------------
Center for Research Security
Prices Index "CRSP 9-10 Index"(2)              37.16%               37.16%(3)

(1)  The date of inception  for Class Y is 12/15/98.

(2) Performance for the unmanaged CRSP 9-10 Index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.

(3) This represents total reeturns for the period 12/21/98 - 12/31/99 to correspond with Class Y inception date.


6 The Funds

                                                            Micro-Cap Value Fund


FEES AND EXPENSES
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table

--------------------------------------------------------------------------------
                                                                       Class A

Shareholder Fees (Fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------
(as a % of offering price)                                               5.75%
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge                                            none(1)
--------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from Fund assets)
 (as a % of average net assets)(2)
--------------------------------------------------------------------------------
Management Fees (See "Management")                                       1.50%
--------------------------------------------------------------------------------
Distribution (12b-1) and Service Fees(3)                                 0.35%
--------------------------------------------------------------------------------
Other Expenses                                                           0.56%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                     2.41%
--------------------------------------------------------------------------------


(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.
(2) The annual operating expenses are based on estimated expenses for the current fiscal year.
(3) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.




--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

Share Class             1 Year     3 Years   5 Years   10 Years

Class A shares          $805       $1,283    $1,787    $3,163
--------------------------------------------------------------------------------



Management fees are payable to Lord Abbett for the Fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.


                                                                     The Funds 7

                                Your Investment

PURCHASES

     This prospectus offers Class A shares only to current employees, partners and officers, Directors or Trustees of each Lord Abbett-sponsored fund and the spouses and children under the age of 21 of each such employee, officer, Director or Trustee. These are the only individuals who are eligible Purchasers with respect to Class A shares of the Funds. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form. A front-end sales charge is normally added to the NAV in the case of the Class A shares, although no front-end sales charge shall be charged to the individuals eligible to purchase Class A shares of the Funds.

     We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

--------------------------------------------------------------------------------
Front-End Sales Charges - Class A Shares
--------------------------------------------------------------------------------
                                                                   To Compute
                             As a % of           As a % of       OfferingPrice
Your Investment           Offering Price      Your Investment    Divide NAV by
--------------------------------------------------------------------------------
Less than $50,000             5.75%               6.10%               .9425
--------------------------------------------------------------------------------
$50,000 to $99,999            4.75%               4.99%               .9525
--------------------------------------------------------------------------------
$100,000 to $249,999          3.95%               4.11%               .9605
--------------------------------------------------------------------------------
$250,000 to $499,999          2.75%               2.83%               .9725
$500,000 to $999,999          1.95%               1.99%               .9805
$1,000,000 and over       No Sales Charge                            1.0000
--------------------------------------------------------------------------------

     Reducing Your Class A Front-End Sales Charges. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

     o Rights of Accumulation -- A Purchaser may apply the value at public offering price of the shares you already own to a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge.

     o Letter of Intention -- A Purchaser of Class A shares may purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares were purchased at once. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention can be backdated 90 days. Current holdings under Rights of Accumulation may be included in a Letter of Intention.


     For more information on eligibility for these privileges, read the applicable sections in the attached application.

     Class A Share Purchases Without A Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     o    purchases of $1 million or more O

     o    purchases by Retirement Plans with at least 100 eligible employees O

     o    purchases under a Special Retirement Wrap Program O

     o purchases made with dividends and distributions on Class A shares of another Eligible Fund

     o purchases representing repayment under the loan feature of the Lord Abbett- sponsored prototype 403(b) Plan for Class A shares

NAV per Class A share of each Fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board of the Company.

Retirement Plans include employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

o    Traditional, Rollover, Roth and Education IRAs

o    Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

o    Defined Contribution Plans


8 Your Investment

     o purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

     o    purchases under a Mutual Fund Fee Based Program

     o purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

     o purchases by each Lord Abbett-sponsored fund's Directors or Trustees (including reited directors or Trustees), officers of each Lord Abbett -sponsored fund, employees and partners of Lord Abbett. These categories of purchasers also include other family members of such purchasers.


     See the Statement of Additional Information for a listing of other categories of purchasers who qualify for Class A share purchases without a front-end sales charge.

     * These categories may be subject to a contingent deferred sales charge ("CDSC").

     Class A Share CDSC. If you buy Class A shares under one of the starred (O) categories listed above and you redeem any within 24 months after the month in which you initially purchased them, the Funds normally will collect a CDSC of 1%. The Class A share CDSC generally will be waived for the following conditions:

     o benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)

     o redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program.

SALES COMPENSATION
     As part of its plan for distributing shares, the Fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the Fund's shares and service its shareholder accounts.

     Sales compensation originates from two sources, as shown in the table "Fees and Expenses": sales charges which are paid directly by shareholders; and 12b-1 distribution fees that are paid out of a Fund's assets. Service compensation originates from 12b-1 service fees. The total 12b-1 fees payable with respect to Class A shares are up to .35% of Class A shares (plus distribution fees of up to 1.00% on certain qualifying purchases). The amounts payable as compensation to Authorized Institutions, such as your dealer, are shown in the chart at the end of this prospectus. The portion of such compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we may not require payment of any otherwise applicable CDSC.

     We may pay Additional Concessions to Authorized Institutions from time to time. Sales Activities.

     We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a Fund's Class A shares for activities which are primarily intended to result in the sale of such Class A shares. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organiz-

The CDSC is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, which-ever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, each Fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

2.   shares held for two years or more after the month of purchase

3. shares held the longest before the second anniversary after the month of purchase

Lord Abbett Distributor LLC ("Lord Abbett Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

Benefit Payment Documentation.

o    Under $50,000 - no documentation necessary

o Over $50,000 - reason for benefit payment must be received in writing. Use the address indicated under "Opening your Account."

12b-1 fees are payable regardless of expenses. The amounts payable by the Funds need not be directly related to expenses. If Lord Abbett Distributor's actual expenses 2exceed the fee payable to it, the Funds will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.


                                                               Your Investment 9
     ing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     Service Activities. We may pay 12b-1 service fees to Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.


OPENING YOUR ACCOUNT
     Minimum initial investment
     o Regular Account                                                    $1,000
--------------------------------------------------------------------------------
     o Individual Retirement Accounts and
     403(b) Plans under the Internal Revenue Code                           $250
     o Uniform Gift to Minor Account                                        $250

For Retirement Plans and Mutual Fund Fee Based Programs no minimum investment is required.

     You may purchase shares through any independent securities dealer that has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the Fund at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

     Name of Fund
     P.O. Box 219100
     Kansas City, MO 64121

     By Exchange. Telephone the Funds at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

     Proper Form. An order submitted directly to the Funds must contain: (1) a completed application, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information call the Funds at 800-821-5129.


REDEMPTIONS

     By Broker. Call your investment professional for instructions on how to redeem your shares.

     By Telephone. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative should call the Fund at 800-821-5129.

     By Mail. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

     Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual


Small Accounts. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in a Fund's best interest to do so.

Eligible Guarantor is any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an Eligible Guarantor.


10 Your Investment
     circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws. To determine if a CDSC applies to a redemption, see "Class A share CDSC."


DISTRIBUTIONS AND TAXES

     Each Fund expects to pay income dividends and cpital gains distributions, if any, annually. Your distributions will be reinvested in your Fund unless you instruct the Fund to pay them to you in cash. There are no sales charges on reinvestments. The tax status of distributions is the same for all shareholders regardless of how long they have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption or exchange of Fund shares may be taxable to the shareholder.

     Information on the tax treatment of distributions, including the source of dividends and distributions of capital gains by each Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state and local tax rules that apply to you as well as the tax consequences of gains or losses from the redemption or exchange of your shares.

SERVICES FOR FUND INVESTORS
AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out your application or by calling 800-821-5129.
--------------------------------------------------------------------------------
For investing

Invest-A-Matic      You may make fixed, periodic investments ($50 minimum) into
(Dollar-cost        your Fund  account by means of  automatic  money  transfers
averaging)          from  your  bank   checking   account.   See  the  attached
                    application for instructions.

Div-Move            You  may   automatically   reinvest   the   dividends   and
                    distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

Systematic          You may make  regular  withdrawals  from most  Lord  Abbett
Withdrawal          Funds.  Automatic cash withdrawals will be paid to you from
Plan ("SWP")        your account in fixed or variable  amounts.  To establish a plan,  the value of your shares  must be at least  $10,000, except for Retirement Plans for which there is no minimum.
--------------------------------------------------------------------------------


OTHER SERVICES
     Telephone Investing. After we have received the attached application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Funds for an existing account. The Funds will purchase the requested shares when they receives the money from your bank.

Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

Exchange Limitations. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges create higher expenses for the Fund. Accordingly, each Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.


                                                              Your Investment 11

     Exchanges. You or your investment professional may instruct eiither Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instruction may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. Each Fund must receive instructions for the exchange before the close of the NYSE on the day of your call in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

     Reinvestment Privilege. If you sell shares of the Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

     Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

     Householding. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual and semi-annual report, unless additional reports are specifically requested in writing to the Funds.

     Account Changes. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.

     Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

MANAGEMENT
     The Funds' investment adviser is Lord, Abbett & Co., located at 90 Hudson St., Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $35 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

     Lord Abbett is entitled to an annual management fee for each Fund, computed and payable monthly, at a rate of 1.5% of each Fund's average daily net assets. In addition each Fund pays all expenses not expressly assumed by Lord Abbett.

     Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments.

     Micro-Cap Growth Fund. Stephen J. McGruder, Partner of Lord Abbett, heads the Fund's team, the other senior members of which are Lesley-Jane Dixon and Rayna Lesser. Mr. McGruder and Ms. Dixon have been with Lord Abbett since 1995 and Ms. Lesser has been with Lord Abbett since 1996. Before joining Lord Abbett, Mr. McGruder was a portfolio manager and Ms. Dixon was an equity analyst with Wafra Investment Advisory Group. Ms. Lesser joined Lord Abbett directly from Barnard College.

     Micro-Cap Value Fund. Robert P. Fetch, Partner of Lord Abbett, heads the Fund's team, the other senior members of which are Gregory M. Macosko and Gerard S.E. Heffernan, Jr. Mr. Fetch joined Lord Abbett in 1995; before that, he was was a Managing Director of Prudential Investment Advisors from 1983 to 1995. Mr. Macosko joined Lord Abbett in 1996; before that he was an Equity Analyst with Quest Advisory Service from 1991 to 1996. Mr. Heffernan joined Lord Abbett in 1998; before that he was with CL Capital Management Company as a Portfolio Manager from 1996 to 1998 and as an Equity Research Analyst from 1992 to 1996.


12 Your Investment

                              For More Information

OTHER INVESTMENT TECHNIQUES
     This section describes some of the investment techniques that might be used by the Funds and their risks.

     Adjusting Investment Exposure. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. Each Fund may use these transactions to change the risk and return characteristics of it's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

     Foreign Securities. Each Fund may invest up to 10% of its total assets in foreign securities. Foreign securities may present risks not typically associated with domestic securities. Foreign markets and the securities traded in them are not subject to the same degree of regulation as U.S. markets. Securities clearance and settlement procedures may be different in foreign countries. There may be less trading volume in foreign markets, subjecting the securities traded in them to higher price fluctuations. Transaction costs may be higher in foreign markets. Each Fund may hold foreign securities which trade on days when such Fund does not sell shares. As a result, the value of each Fund's portfolio securities may change on days an investor may not purchase or sell such Fund's shares.

     Foreign issuers are generally not subject to similar, uniform accounting, auditing and financial reporting requirements as U.S. issuers. Foreign investments may be affected by changes in currency rates or currency controls. Certain foreign countries may limit a Fund's ability to remove its assets from the country. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability which could affect investments in those countries.

     Foreign Currency Hedging Techniques. Both Funds may use foreign currency hedging techniques. Although the Funds do not normally engage in extensive currency hedging, they may use forward foreign currency contracts and options thereon to hedge the risk to the portfolio if they expect that foreign exchange price movements will be unfavorable for U.S. investors. Generally, these instruments allow a Fund to lock in a specified ex-change rate for a period of time. If our forecast proves to be wrong, such a hedge may cause a loss. Also, it may be difficult or impractical to hedge currency risk in many emerging countries. Although such contracts will be used primarily to protect each Fund from adverse currency movements, their use involves the risk that Lord Abbett will not accurately predict currency movement, and each Fund's returns could be reduced.

     In addition, forward foreign currency contracts and other privately negotiated currency instruments offer less protection against defaults than is available for currency instruments traded on an exchange. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs, or the benefits of a currency hedge, or could force a Fund to cover its pur-


                                                         For More Information 13
     chase or sale commitments, if any, at the current market price. Currency exchange rates may fluctuate significantly over short periods of time, causing the NAV of each Fund to fluctuate. Currency exchange rates may be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

     Each Fund may also purchase foreign currency put and call options, subject to certain limitations.

     There is the possibility that the foreign currency hedging techniques will not work as anticipated.

     Futures Contracts and Options on Future Contracts. A financial futures transaction is an exchange-traded contract to buy or sell a standard quantity and quality of a financial instrument or index at a specific future date and price. Each Fund may purchae and sell futures contracts and options thereon. Each Fund will not enter into any futures contracts or options thereon, if the aggregate market value of the securities covered by such contracts exceeds 50% of the Fund's total assets. A Fund's ability to enter into financial transactions is limited by certain tax requirements in order to qualify as a regulated investment company.

     Options Transactions. Each Fund may purchase and write put and call options on equity securities or stock indices that are traded on national securities exchanges.

     A put option gives the buyer of the option the right to sell, and the seller of the option the obligation to buy, the underlying instrument during the option period.

     A call option gives the buyer of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument. Each Fund may only sell (write) covered call options. This means that each Fund may only sell call options on securities it owns.When a Fund writes a call option it gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     Each Fund may write only covered put options to the extent that cover for such options does not exceed 25% of its net assets. A Fund will not buy an option if, as a result of such purchase, more than 20% of it's total assets would be invested in premiums for such options.

     Repurchase Agreements. Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security at one price from a broker-dealer or financial institution and simultaneously agrees to sell the same security back to the same party at a higher price in the future. If the other party to the agreement defaults or becomes insolvent, a Fund could lose money.

     Risks of Futures Contracts and Options Transactions. Each Fund's transactions, if any, in futures, options on futures and other options involve additional risk of loss. Loss may result from a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these investment techniques also involves the risk of loss if the investment managers are incorrect in their expectation of fluctuations in securities prices. In addition, the loss that may be incurred by entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.




14 For More Information

GLOSSARY OF SHADED TERMS

     Additional Concessions. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional con- cession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

     In selecting dealers to execute portfolio transactions for a Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the


                                                         For More Information 15
     dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

     Authorized Institutions. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan are "Authorized Institutions." Lord Abbett Distributor is an Authorized Institution.

     Eligible  Fund. An Eligible Fund is any Lord  Abbett-sponsored  fund except for (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such a fund is not offered for sale; (2) Lord Abbett Equity Fund; (3) Lord Abbett Series Fund; (4) Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett Family of Funds); (5) certain Lord Abbett-sponsored funds for which a shareholder is not an eligible Purchaser; and (6) Lord Abbett-sponsored funds which are not currently available to new investors of the type requesting an exchange. An Eligible Fund also is any Authorized Institution's affiliated money market Fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

     Legal Capacity. With respect to a redemption request, if (for example) the request is on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A.Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

     Similarly, if (for example) the redemption request is on behalf of the ABC Corporation by a person (Mary B. Doe) that has the legal capacity to act on behalf of this corporation, because she is the President of the corporation, then the request must be executed as follows: ABC Corporation by Mary B.Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).

     Mutual Fund Fee Based Program. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (1) have an arrangement with Lord Abbett
     Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such entities, or (2) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

     Purchaser. The term "purchaser" includes: (1) an individual, (2) an individual and his or her spouse and children under the age of 21, and (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

     Special Retirement Wrap Program. A program sponsored by an Authorized Institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a Mutual Fund Fee Based Program. Such characteristics include, among other things, the fact that an Authorized Institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.



GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

  In the case of the estate --

    Robert A. Doe
    Executor of the Estate of
    John W. Doe

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR

  In the case of the corporation --
  ABC Corporation

    Mary B. Doe

    By Mary B. Doe, President

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR


16 For More Information

                                                           Micro-Cap Growth Fund

                             Financial Information

LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in Class Y shares to the same investment in the Center for Research Security Prices Index "CRSP 9-10 Index", assuming reinvestment of all dividends and distributions.
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
               NAV       CRSP 9-10
12/15/98       10000
12/31/98       10870     10000
01/31/99       12460     10594
02/28/99       11180      9899
03/31/99       10840      9689
04/30/99       11560     10509
05/31/99       12080     10831
06/30/99       13420     11251
07/31/99       13650     11437
08/31/99       12760     11159
09/30/99       12840     11058
10/31/99       12570     11000

--------------------------------------------------------------------------------
             Average Annual Total Return At Maximum Applicable
           Sales Charge For The Periods Ending October 31, 1999

                                        Life
--------------------------------------------------------------------------------
Class Y(2)                              25.70%
--------------------------------------------------------------------------------


(1) Performance for the unmanaged CRSP 9-10 Index does not reflect any expenses. The performance of the index is not necessarily representative of the Fund's performance. Performance for the index begins on December 31,1998.

(2) This shows total return which is the percent change in net asset value, with all dividends and distributions reinvested for the periods shown ending October 31, 1999, using the SEC-required uniform method to compute total return. Because Class A has less than one year of performance, the total returns shown are for Class Y shares. Returns for Class A shares are expected to be somewhat lower than those of Class Y shares because Class A shares have higher expenses. The inception date for Class Y is 12/15/98.


                                                        Financial Information 17

                                                            Micro-Cap Value Fund

LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in Class Y shares to the same investment in the Center for Research Security Prices Index "CRSP 9-10 Index", assuming reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

               NAV       CRSP 9-10
12/15/98       10000
12/31/98       10270     10000
01/31/99       10390     10594
02/28/99        9750      9899
03/31/99        9520      9689
04/30/99       10530     10509
05/31/99       10950     10831
06/30/99       11540     11251
07/31/99       11550     11437
08/31/99       11290     11159
09/30/99       11050     11058
10/31/99       10760     11000

--------------------------------------------------------------------------------
             Average Annual Total Return At Maximum Applicable
           Sales Charge For The Periods Ending October 31, 1999

                                        Life
--------------------------------------------------------------------------------
Class Y(2)                              7.60%
--------------------------------------------------------------------------------



(1) Performance for the unmanaged CRSP 9-10 Index does not reflect any expenses. The performance of the index is not necessarily representative of the Fund's performance. Performance for the index begins on December 31,1998.

(2) This shows total return which is the percent change in net asset value, with all dividends and distributions reinvested for the periods shown ending October 31, 1999, using the SEC-required uniform method to compute total return. Because Class A has less than one year of performance, the total returns shown are for Class Y shares. Returns for Class A shares are expected to be somewhat lower than those of Class Y shares because Class A shares have higher expenses. The inception date for Class Y is 12/15/98.


18 Financial Information

COMPENSATION FOR YOUR DEALER

====================================================================================================================================
                                                        First Year Compensation

                                     Front-end
                                     sales charge           Dealer's
                                     paid by investors      concession             Service fee(1)        Total compensation(2)
Class A investments                  (% of offering price)  (% of offering price)  (% of net investment) (% of offering price)
====================================================================================================================================
                                                                                                              <C
Less than $50,000                        5.75%                   5.00%                 0.25%                  5.24%
====================================================================================================================================
$50,000 - $99,999                        4.75%                   4.00%                 0.25%                  4.24%
====================================================================================================================================
$100,000 - $249,999                      3.95%                   3.25%                 0.25%                  3.49%
====================================================================================================================================
$250,000 - $499,999                      2.75%                   2.25%                 0.25%                  2.49%
====================================================================================================================================
$500,000 - $999,999                      1.95%                   1.75%                 0.25%                  2.00%
====================================================================================================================================
$1 million or more(3) or Retirement Plan -
100 or more eligible  employees(3) or
Special Retirement Wrap Program(3)
====================================================================================================================================
First $5 million                 no front-end sales charge       1.00%                 0.25%                  1.25%
====================================================================================================================================
Next $5 million above that       no front-end sales charge       0.55%                 0.25%                  0.80%
====================================================================================================================================
Next $40 million above that      no front-end sales charge       0.50%                 0.25%                  0.75%
====================================================================================================================================
Over $50 million                 no front-end sales charge       0.25%                 0.25%                  0.50%
====================================================================================================================================


====================================================================================================================================
                                                 Annual Compensation After first Year

Class A investments                                              Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%                  0.25%
====================================================================================================================================

(1)  The service fee for Class A shares is paid quarterly.
(2)  Reallowance/concession   percentages   and  service  fee   percentages  are
     calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.
(3) Concessions are paid at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) Class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the Fund are excluded. Certain purchases of Class A shares are subject to a CDSC.


                                                        Financial Information 19

                       THIS PAGE INTENTIONALLY LEFT BLANK

     More information on these Fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT
     Describes the Funds, lists portfolio holdings and contains a letter from each Fund's manager discussing recent market conditions and each Fund's investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")
     Provides more details about the Funds and their policies.  A current SAI is
     on file  with the Securities and  Exchange   Commission   ("SEC")  and  is
     incorporated by reference (is legally considered part of this prospectus).

     Lord Abbett Securities Trust
     Lord Abbett Micro-Cap Growth Fund
     Lord Abbett Micro-Cap Value Fund

     90 Hudson Street
     Jersey City, NJ 07302-3973
--------------------------------------------------------------------------------
     SEC file number: 811-7358


To obtain information:

By telephone.  Call either Fund at:
800-426-1130

By mail.  Write to either Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

Via the Internet.
Lord, Abbett & Co.
www.lordabbett.com

Text only versions of Fund
documents can be viewed
online or downloaded from:
SEC
www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.




LAMC-1-300

(3/00)

LORD ABBETT

Statement of Additional Information                               May 1, 2000

                          LORD ABBETT SECURITIES TRUST
                        Lord Abbett Micro-Cap Growth Fund
                        Lord Abbett Micro-Cap Value Fund
--------------------------------------------------------------------------------

This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor"), 90 Hudson Street, Jersey City, New Jersey 07302-3973. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus dated May 1, 2000.

Shareholder inquiries should be made by writing directly to a Fund or by calling 800-821-5129. The Annual Report to Shareholders is available, without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.


         TABLE OF CONTENTS                                             Page

         1.       Investment Policies                                    2
         2.       Directors and Officers                                10
         3.       Investment Advisory and Other Services                14
         4.       Portfolio Transactions                                15
         5.       Purchases, Redemptions and Shareholder Services       16
         6.       Performance                                           21
         7.       Taxes                                                 21
         8.       Information About The Company                         23
         9.       Financial Statements                                  23

     Lord Abbett Securities Trust (the "Company") was organized as a Delaware business trust on February 26, 1993, as a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Company has six funds, but only Class A of Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund, are described in this Statement of Additional Information. Class A shares of Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund are only offered to current employees, partners, and officers, directors or trustees of each Lord Abbett-sponsored fund and the spouses and children under the age of 21 of each such employee, officer, director or trustee. Both Funds also offer Class Y shares. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights.


                                       1.
                               Investment Policies

Fundamental Investment Restrictions. Each Fund is subject to the following investment restrictions which cannot be changed without the approval of a majority of its outstanding shares.

Each Fund may not:

(1) borrow money (except that (i) each Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law);

(2) pledge its assets (other than to secure such borrowings or to the extent permitted by each Fund's investment policies as permitted by applicable law);

(3) engage in the underwriting of securities except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

(4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

(5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

(6) with respect to 75% of the gross assets of each Fund, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

(7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding of the U.S. Government, its agencies and instrumentalities); or

(8)  issue  senior   securities  to  the  extent  such  issuance  would  violate applicable law.

Compliance with the investment restrictions in this section will be determined at the time of purchase or sale of the portfolio investments.

Non-Fundamental Investment Restrictions. In addition to the policies in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment policies which may be changed by the Board of Trustees without shareholder approval.

Each Fund may not:

(1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes;

(2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

(3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A") deemed to be liquid by the Board of Trustees;

(4) invest in securities of other investment companies, except as permitted by applicable law;

(5) invest in securities of issuers which, with their predecessors, have a record of less than three years of continuous operation, if more than 5% of it's total assets would be invested in such securities. (This restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. government, its agencies or instrumentalities.);

(6) hold securities of any issuer if more than 1/2 of 1% of the issuer's securities are owned beneficially by one or more of the officers or directors/trustees of the Company, or by one or more of its partners or members or underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

(7) invest in warrants if, at the time of acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of its total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants that are not listed on the New York or American Stock Exchange or a major foreign exchange);

(8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities;

(9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and Statement of Additional Information, as they may be amended from time to time or;

(10) buy from or sell to any of its officers, directors, trustees, employees, or it's investment adviser or any of it's officers, directors, trustees, partners or employees, any securities other than its shares.

INVESTMENT TECHNIQUES

Each Fund intends to use, from time to time, one or more of the investment techniques described below, including lending portfolio securities, repurchase agreements, warrants, and covered call options. While some of these techniques involve risk when used independently, each Fund intends to use them to reduce risk and volatility in its portfolios.

Borrowing. Each Fund may borrow from banks. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. Each Fund may borrow only for temporary or emergency purposes, and not in an amount exceeding 33 1/3% of its total assets.

Call Options. Each Fund may, from time to time, write call options, which are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase its income and provide greater flexibility in the disposition of its portfolio securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of a stock at a specific price prior to a sppecified date. Each Fund may write only call options which are "covered," meaning that the Fund either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in its portfolio. In addition, the Fund will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described below. If the Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to the Fund by the purchaser of the option is the "premium." The Funds' obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Fund' were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. There can be no assurance that a closing purchase transaction can be effected. The Fund does not intend to write covered call options on stock or stock indices with respect to securities with an aggregate market value of more than 5% of its gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in our current prospectus.

The Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. In order to write a call option, the Fund is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. The Fund may not purchase call options except in connection with a closing purchase transaction. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by the Fund for writing the option.

Generally, the Fund intends to write listed covered call options during periods when it anticipates declines in the market values of portfolio securities because the premiums received may offset to some extent the decline in the Fund's net asset value occasioned by such declines in market value. Except as part of the "sell discipline" described below, the Fund will generally not write listed covered call options when it anticipates that the market values of it's portfolio securities will increase.

One reason for the Fund to write call options is as part of a "sell discipline." If the Fund decides that a portfolio security would be overvalued and should be sold at a certain price higher than the current price, it could write an option on the stock at the higher price. Should the stock subsequently reach that price and the option be exercised, the Fund would, in effect, have increased the selling price of that stock, which it would have sold at that price in any event, by the amount of the premium. In the event the market price of the stock declined and the option were not exercised, the premium would offset all or some portion of the decline. It is possible that the price of the stock could increase beyond the exercise price; in that event, the Fund would forego the opportunity to sell the stock at that higher price.

In addition, call options may be used as part of a different strategy in connection with sales of portfolio securities. If, in the judgment of Fund management, the market price of a stock is overvalued and it should be sold, the Fund may elect to write a call option with an exercise price substantially below the current market price. As long as the value of the underlying security remains above the exercise price during the term of the option, the option will, in all probability, be exercised, in which case the Fund will be required to sell the stock at the exercise price. If the sum of the premium and the exercise price exceeds the market price of the stock at the time the call option is written, the Fund would, in effect, have increased the selling price of the stock. The Fund would not write a call option in these circumstances if the sum of the premium and the exercise price were less than the current market price of the stock.

Closed-End Investment Companies. The Micro-Cap Value Fund may invest in shares of closed-end investment companies if it pays a fee or commission no greater than the customary broker's commission. Shares of investment companies sometimes trade at a discount or premium to their net asset value. Also, there may be duplication of fees if the Fund and the closed-end investment company both charge a management fee. No more than 5% of the Fund's gross assets may be invested in closed-end investment companies.


Diversification. Each Fund is a diversified fund, which means that with respect to 75% of its total assets, it will not purchase a security if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer. U. S. government securities are not subject to these requirements.

Financial Futures Contracts. Each Fund may enter into contracts for the future delivery of a financial instrument, such as a security or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or market conditions which otherwise might adversely affect the value of securities which we hold or intend to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities that differ from those specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. Each Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the market value of the securities covered by it's outstanding futures contracts and securities covered by futures contracts subject to the outstanding options written by us would exceed 50% of its total assets.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases, a party will close out the contractual commitment before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Each Fund will incur brokerage fees when they purchase or sell contracts and will be required to maintain margin deposits. At the time they enter into a futures contract, it is required to deposit with the custodian, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce the Fund's return. Futures contracts entail risks. If the investment adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. The degree of difference in price movements between futures contracts and the securities (or securities indices) being hedged depends upon such things as variations in demand and liquidity for futures contracts and the securities underlying the contracts. In addition, the market prices of futures contracts may be affected by certain factors not directly related to the underlying securities. At any given time, the availability of futures contracts, and hence their prices, are influenced by credit conditions and margin requirements. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the investment adviser may not result in a successful hedging transaction.

Foreign Currency Hedging Techniques. Each Fund may use various foreign currency hedging techniques described below, including forward foreign currency contracts and foreign currency put and call options.

Foreign Currency Put And Call Options. Each Fund also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets. A put option gives a Fund, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

Exchange-listed options markets in the United States include several major currencies, and trading may be thin and illiquid. A number of major investment firms trade unlisted options which are more flexible than exchange-listed options with respect to strike price and maturity date. Unlisted options generally are available in a wider range of currencies. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. The premiums paid for such currency put options will not exceed 5% of the net assets of a Fund. Unlisted options, together with other illiquid securities, are subject to a limit of 15% of a Fund's net assets. The face value of such currency call option writing or cross-hedging may not exceed 90% of the value of the securities denominated in such currency (a) invested in to cover such call writing or to be crossed.

Each Fund may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing may not exceed 90% of the value of the securities denominated in such currency invested in by the Fund or in such cross currency (referred to above) to cover such call writing.

Forward Foreign Currency Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a specific currency at a set price at a future date. A Fund expects to enter into forward foreign currency contracts in primarily two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, each Fund may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency or, in the alternative, the Fund may use a cross-hedging technique whereby it sells another currency which the Fund expects to decline in a similar way but which has a lower transaction cost. Precise matching of the forward contract amount and the value of the securities involved will not generally be possible since the future value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Each Fund does not intend to enter into such forward contracts under this second circumstance on a continuous basis.

Illiquid Securities. Each Fund may invest in illiquid securities. These securities include those that are not traded on the open market or that trade irregularly or in very low volume. They may be difficult or impossible to sell at the time and price the Fund would like. Each Fund may invest up to 15% of its assets in illiquid securities. Some securities of micro-cap companies may be restricted as to resale or may be highly illiquid.

Lending Portfolio Securities. Each Fund may lend portfolio securities to registered broker-dealers. These loans, if and when made, may not exceed 30% of each Fund's total assets. Each Fund loan of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means at least equal to the market value of the loaned securities. From time to time, each Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons.

By lending portfolio securities, each Fund may increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities or obtaining yield in the form of interest paid by the borrower when U.S. Government securities or other forms of non-cash collateral are received. Each Fund will comply with the following conditions whenever it loans securities: (i) it must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) it must be able to terminate the loan at any time; (iv) it must receive reasonable compensation for the loan, as well as any dividends, interest or other distributions on the loaned securities;
(v) it may pay only reasonable fees in connection with the loan and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the right to vote the securities.



Options And Financial Futures Transactions. Each Fund may engage in options and financial futures transactions in accordance with their investment objective and policies. Although each Fund is not currently employing such options and financial futures transactions, they may engage in such transactions in the future if it appears advantageous to us to do so, in order to cushion the effects of fluctuating interest rates and adverse market conditions. The use of options and financial futures, and possible benefits and attendant risks, are discussed below, along with information concerning certain other investment policies and techniques.

Options On Financial Futures Contracts. Each Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. Each Fund would be required to deposit with our custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by us. Options on futures contracts involve risks similar to the risks relating to transactions in financial futures contracts described above. Generally speaking, a given dollar amount used to purchase an option on a financial futures contract can hedge a much greater value of underlying securities than if that amount were used to directly purchase the same financial futures. Should the event that the Fund intends to hedge (or protect) against not materialize, however, the option may expire worthless, in which case the Fund would lose the premium paid therefor.

Put Options On Stock. Each Fund may also write listed put options. If the Fund writes a put option, it is obligated to purchase a given security at a specified price at any time during the term of the option.

Writing listed put options is a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or, more importantly, because Fund management believes a more defensive and less fully invested position is desirable in light of market conditions. If Fund management wishes to invest its cash or reserves in a particular security at a price lower than current market value, it may write a put option on that security at an exercise price which reflects the lower price it is willing to pay. The buyer of the put option generally will not exercise the option unless the market price of the underlying security declines to a price near or below the exercise price. If the Fund writes a listed put, the price of the underlying stock declines and the option is exercised, the premium, net of transaction charges, will reduce the purchase price paid by the Fund for the stock. The price of the stock may decline by an amount in excess of the premium, in which event the Fund would have foregone an opportunity to purchase the stock at a lower price.

If, prior to the exercise of a put option, the Fund determines that it no longer wishes to invest in the stock on which the put option had been written, the Fund may be able to effect a closing purchase transaction on an exchange by purchasing a put option of the same series as the one which it has previously written. The cost of effecting a closing purchase transaction may be greater than the premium received on writing the put option and there is no guarantee that a closing purchase transaction can be effected.

Each Fund may only write covered put options on stocks held in its portfolio to the extent that cover for such options does not exceed 25% of its net assets. Each Fund will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for such options.

Repurchase Agreements. Each Fund may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which each Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by each Fund have a total value in excess of the value of the repurchase agreement. Each Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit each Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While Fund management acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. Fund management intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Fund management to present minimal credit risks. Fund management will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.

Rights And Warrants. Each Fund may invest in rights and warrants to purchase securities. Included within that amount, but not to exceed 5% of the value of the Fund's gross assets, may be warrants which are not listed on the NYSE or American Stock Exchange.

Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer, as the case may be. Warrants represent the privilege to purchase securities at a stipulated price and are usually valid for several years. Rights and warrants generally do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company.

Also, the value of a right or warrant may not necessarily change with the value of the underlying securities and rights and warrants cease to have value if they are not exercised prior to their expiration date.

Risks Of Options On Indices. The distinctive characteristics of options on indices create certain risks that are not present with stock options.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Funds' will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index option also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Funds' policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

Trading in index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time a number of additional index option contracts have been introduced including options on industry indices. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in Fund management's opinion, the market for such options has developed sufficiently that such risk in connection with such transactions in no greater than such risk in connection with options on stocks.

Rule 144A Securities. Both Funds may invest in Rule 144A securities, which are securities determined by the Board to be liquid pursuant to the Securities and Exchange Commission Rule 144A ("Rule 144A"). Under Rule 144A, a qualifying unregistered security may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investments in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of a Fund's liquidity during periods of decreased market interest in such securities.

Segregation.   Each  Fund's  custodian  will  segregate  cash  or  permitted securities belonging to the Fund in an amount not less than that required by SEC Release 10666 and related policies with respect to the Fund's assets committed to (a) writing options, (b) forward foreign currency contracts and (c) cross hedges entered into by the Fund. If the value of the securities segregated declines, additional cash or debt securities will be added on a daily basis (i.e., marked to market), so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such written options, forward foreign currency contracts and cross hedges.

Short Sales. The Micro-Cap Value Fund may make short sales of securities or maintain a short position, if at all times when a short position is opened the fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. The Micro-Cap Value Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

Stock Index Options. Except as described below, the Micro-Cap Value Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, one or more "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

Stock Index Futures. The Micro-Cap Value Fund will engage in transactions in stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in the Funds' portfolio or which it intends to purchase. The Fund will engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the option or future contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of the Fund's net assets.

Special Risks Of Writing Calls On Indices. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indices only under the circumstances described above under "Call Options."

Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held may not increase as much as the index. In such event the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Funds' portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction to the market would be likely to occur for only a short period or to a small degree.

Unless the Fund has other liquid assets that are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

When the Fund has written a call, there is also a risk that the market may decline between the time the call is written and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

Special Risks Of Purchasing Calls On Indices. If the Micro-Cap Value Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cut off time or by selling rather than exercising an option when the index level is close to the exercise price it may not be possible to eliminate this risk entirely because the cut off times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.


                                       2.
                             Directors and Officers

The Company's Board of Trustees is responsible for the management of the business and affairs of each Fund.

The following trustee is a partner of Lord, Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302-3973. He has been associated with Lord Abbett for over five years and is also an officer, director, or trustee of the other Lord Abbett-sponsored funds. He is an "interested person" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 55, Chairman and President

The following outside trustees are also directors or trustees of the other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow, Trustee
245 Park Avenue, Suite 2414
New York, New York

Senior Adviser, Time Warner Inc. Formerly, Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997). Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 58.

William H.T. Bush, Trustee
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder   and   Chairman  of  the  Board  of  financial   advisory   firm  of
Bush-O'Donnell & Company (since 1986). Age 61.

Robert B. Calhoun, Jr., Trustee
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners (since 1997) and President of The Clipper Group, both private equity investment funds (since 1990). Age 57.

Stewart S. Dixon, Trustee
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon since 1990). Age 69.

John C. Jansing, Trustee
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 74.

C. Alan MacDonald, Trustee
415 Round Hill Road
Greenwich, Connecticut

Currently involved in golf development  management on a consultancy basis (since
1999). Formerly, Managing Director of The Directorship Group, Inc., a consultancy in board management and corporate governance (1997-1999). Prior to that, General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994-1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). His career spans 36 years at Stouffers and Nestle with 18 of those years as Chief Executive Officer. Currently serves as Director of DenAmerican Corp., J. B. Williams Company, Inc., Fountainhead Water Company, Exigent Diagnostics. Age 66.

Hansel B. Millican, Jr., Trustee
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York

President and Chief Executive Officer of Rochester Button Company (since 1991). Currently serves as Director of Polyvision Corporation. Age 71.

Thomas J. Neff, Trustee
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm (since 1976). Currently serves as a Director of Ace, Ltd. (NYSE). Age 62.

The second column of the following table sets forth the compensation accrued by the Company for outside directors/trustees. The third column sets forth information with respect to the pension or retirement benefits accrued by all Lord Abbett-sponsored funds for outside directors/trustees. The fourth column sets forth information the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee but does not include amounts accrude under the third column. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.

                   For the Fiscal Year Ended October 31, 1999
                   ------------------------------------------

         (1)               (2)                       (3)                        (4)

                                                     Pension or                 For Year Ended
                                                     Retirement Benefits        December 31, 1999
                                                     Accrued by the             Total Compensation
                           Aggregate                 Fund and                   Paid by the Fund and
                           Compensation              Thirteen Other Lord        Thirteen Other Lord
                           Accrued by                Abbett-sponsored           Abbett-sponsored
Name of Trustee            the Fund/1                Funds/2                    Funds/3
---------------            ----------                -------                    -------

E. Thayer Bigelow          $1,709                    $17,622                    $ 57,720
William H.T. Bush          $1,703                    $15,846                    $ 58,000
Robert B. Calhoun, Jr.     $1,680                    $12,276                    $ 57,000
Stewart S. Dixon           $1,725                    $32,420                    $ 58,500
John C. Jansing            $1,680                    $41,108/4                  $ 57,250
C. Alan MacDonald          $1,695                    $26,763                    $ 57,500
Hansel B. Millican, Jr.    $1,695                    $37,822                    $ 57,500
Thomas J. Neff             $1,753                    $20,313                    $ 59,660





1. Outside directors'/trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Company to its outside directors/trustees may be deferred at the option of a director/trustee under a plan ('equity-based plan") that deems the deferred amounts to be invested in shares of the Company for later distribution to the directors/trustees.

2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored funds for the 12 months ended October 31, 1999.

3.   The    fourth    column    shows    aggregate    compensation,    including
     directors'/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1999, including fees directors/trustees have chosen to defer, but does not include amounts accrued under the equity-based plans and shown in Column 3.

4. The equity-based plans superseded a previously approved retirement plan for all directors/trustees. Directors/trustees had the option to convert their accrued benefits under the retirement plan. All of the then current outside directors/trustees except one made such election. Mr. Jansing chose to continue to receive benefits under the retirement plan which provides that outside directors (trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Brown, Carper, Fetch, Hilstad, Hudson, McGruder, Morris, Towle, and Walsh are partners of Lord Abbett; the others are employees:

Executive Vice Presidents:
Zane E. Brown, age 48;

Robert P. Fetch, age  47;

W. Thomas Hudson, Jr., age 58;

Stephen I. McGruder, age 56;

Robert G. Morris, age 55.

Eli M. Salzman, age 36 (with Lord Abbett since 1997, formerly a Portfolio Manager, Analyst at Mutual of America from 1996 to 1997, prior thereto Vice President at Mitchell Hutchins Asset Management);

Vice Presidents:

Joan Binstock, age 46 (with Lord Abbett since 1999, formerly Chief Operating Officer of Morgan Grenfell from 1996 to 1999, prior thereto Principal of Ernst & Young LLP);

Daniel E. Carper, age 48;

Lesley Jane Dixon, age 36;

Gerard S. E. Heffernan, age 36 (with Lord Abbett since 1998, formerly a Portfolio Manager at CL Capital Management Company; from 1996 to 1998, prior thereto Equity Research Analyst at CL Capital Management Company);

Paul A. Hilstad, age 57, Vice President and Secretary (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.);

Timothy W. Horan, age  45;

Cinda C. Hughes, age 37 (with Lord Abbett since 1998, formerly Analyst/Director, Equity Research at Phoenix Investment Counsel from 1996 to 1998, prior thereto Associate Strategist - Small Cap Stocks at Paine Webber, Inc./Kidder, Peabody & Co., Inc.);

Lawrence H. Kaplan, age 43 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc. from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.);

Jerald Lanzotti, age 32;

Gregory M. Macosko, age 53 (with Lord Abbett since 1996, formerly an Equity Analyst and Portfolio Manager at Quest Advisory Inc.);

A. Edward Oberhaus, age 40;

Tracie Richter, age 32 (with Lord Abbett since 1999, formerly Vice President - Head of Fund Administration of Morgan Grenfell from 1998 to 1999, Vice President of Bankers Trust from 1996 to 1998, prior thereto Tax Associate of Goldman Sachs);

Fernando Saldanha, age 47;

Christopher J. Towle, age 42;

John J. Walsh, age 64;

Treasurer:
Donna M. McManus, age 39, Treasurer (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).

The Company does not hold an annual meeting of shareholders in any year unless one or more matters are required to be acted on by shareholders under the Act. Under the Company's Declaration of Trust, shareholder meeting may be called at any time by certain officers of the Company or by a majority of the Board of Trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Company's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of the shares of the Fund's outstanding shares entitled to vote at the meeting.

As of February 1, 2000, our officers and directors/trustees, as a group, owned approximately 100% of each Fund's outstanding shares of Class Y. As of February 1, 2000, there were no other record holders of 5% or more of each Funds' outstanding shares. The ownership of each Fund's outstanding shares of Class Y represents the initial investment. It is anticipated that over time this percentage of ownership will decrease.


                                       3.
                     Investment Advisory and Other Services


The services performed by Lord Abbett are described under "Management" in the Prospectus. Under the Management Agreement, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1% for each of the Micro-Cap Growth Fund and the Micro-Cap Value Fund. These fees are allocated among the separate classes based on such class' proportionate share of the Funds' average daily net assets. For the fiscal years ended October 31, 1999, such fees amounted to $13,059 for Micro-Cap Growth Fund; and $10,786 for Micro-Cap Value Fund. For the fiscal year ended October 31, 1999, such fees were waived.

Each Fund pays all of its expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors'/trustees' fees and expenses, association membership dues, legal and audit fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums and brokerage and other expenses connected with executing portfolio transactions.

Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor") and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302, serves as the principal underwriter for the Funds.

Deloitte & Touche LLP, Two World Financial Center, New York, New York, are the independent auditors of the Fund and must be approved at least annually by our Board of Directors to continue in such capacity. Deloitte & Touche LLP perform audit services for each Fund, including the examination of financial statements included in our Annual Report to Shareholders.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York 10268, serves as each Fund's custodian. In accordance with the requirements of Rule 17f-5, the Fund's directors/trustees have approved arrangements permitting the Funds' foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

The Sub-Custodians of BNY are:

Euro-Clear (a transnational securities depository); Australia: ANZ Banking Group; Austria: Creditanstalt-Bankverein; Canada: Canadian Imperial Bank of Commerce; Chile: Citibank, N.A.; Czech Republic: Ceskoslovenska Obchodni Banka;
Denmark: Den Danske Bank; Finland: Union Bank of Finland; Germany: J.P. Morgan GmbH; Greece: National Bank of Greece S.A.; Hong Kong, Indonesia, Philippines, Taiwan and Thailand: Hong Kong & Shanghai Banking Corp.; Hungary: Citibank Budapest Rt; India: Hong Kong and Shanghai Banking Corporation; Ireland: Allied Irish Banks, PLC; Israel: Bank Leumi LE-Israel B.M.; Japan: The Fuji Bank, Ltd.;
Jordan: Citibank, N.A.; Korea: Bank of Seoul; Luxembourg: Banque Internationale A Luxembourg, S.A.; Mexico: Citibank, N.A.; Morocco: Banque Commerciale du Maroc; Netherlands: Bank van Haften Labouchere; New Zealand: Anz Banking Group Ltd.; Norway: Den Norske Bank; Pakistan: Citibank, N.A.; Peru: Citibank, N.A.;
Poland: Bank Handlowy w Warszawie S.A.; Portugal: Banco Espirito Santo E Comercial de Lisboa; Malaysia, Singapore: Development Bank of Singapore; South
Africa: The First National Bank of Southern Africa; Sri Lanka: Hong Kong and Shanghai Banking Corporation; Sweden: Skandinaviska Enskilda Banken;
Switzerland: Bank Leu; Turkey: Citibank, N.A.; Venezuela: Citibank, N.A.

United  Missouri  Bank of Kansas  City,  N.A.,  Tenth and  Grand,  Kansas  City,
Missouri 64141, acts as the transfer agent and dividend disbursing agent for each Fund.


                                       4.
                             Portfolio Transactions

The Company's policy is to obtain best execution on all our portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, we generally pay, as described below, a higher commission than some brokers might charge on the same transaction. This policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if we consider it advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of each Lord Abbett-sponsored fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold the Lord Abbett-sponsored funds' shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.



For the fiscal year ended October 31, 1999, we paid total commissions to independent broker-dealers of $6,057.


                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

Information concerning how we value our shares for the purchase and redemption of our shares is described in the Prospectus under "Purchases" and "Redemptions", respectively. Class A shares of Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund are only offered to current employees, partners, and officers, directors or trustees of each Lord Abbett-sponsored fund and the spouses and children under the age of 21 of each such employee, officer, director or trustee.

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors/Trustees.

All assets and liabilities express in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Fund's Board of Trustees. The Board of Trustees will monitor, on an ongoing basis, the Fund's method of valuation.

For each class of share, the net asset value per share will be determined by taking the net assets and dividing by the number of shares outstanding.

Each Fund has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor"), and subsidiary of Lord Abbett under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Funds, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.


Sales Arrangements

Classes of Shares. Each Fund offers Class A shares to eligible Purchasers as described in the Prospectus.

Class A Shares. If you buy Class A shares, you pay an initial sales charge, unless your purchase meets one of the following conditions: (i) your purchase is for $1 million or more in one or ore Lord Abbett-sponsored funds; (ii) you purchase through an employer-sponsored retirement plan (a "Retirement Plan") with a least 100 eligible employees under the Internal Revenue Code (which excludes Individual Retirement Accounts); or (iii) you purchase through a "special retirement wrap program" which is a certain type program sponsored by an institution or other entity permitted to receive service and/or distribution fees under a Rule 12b-1 Plan (an "Authorized Institution"). The program must also have one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a Mutual Fund Fee Based Program. Such characteristics include, among other things, the fact that an Authorized Institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the Class A 12b-1 Plan and the fact that the program related to participant-directed Retirement Plans. However, if you meet a condition which allows you to purchase Class A shares without an initial sales charge, but you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1%. There is an exception to the CDSC for redemptions under a special retirement wrap program. Class A shares are subject to service and distribution fees at an annual rate of 33 of 1% of the annual net asset value of the Class A shares. The initial sales charge rates, the CDSC, and the Rule 12b-1 Plan applicable to the Class A shares are described in the sections below.

Account Features That Matter to You? Some account features are available in whole or in part to Class A shareholders.

Systematic  Withdrawal  Plans  are  available  to  Class  A  shareholders.   See
"Systematic Withdrawal Plan" under "Shareholder Services" in the Prospectus for more information about the 12% annual waiver of the CDSC.

How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A shares.

Rule 12b-1 Plans
Class A. As described in the Prospectus, each Fund has adopted a Distribution Plan and Agreement on behalf of each Fund pursuant to Rule 12b-1 of the Act for the Fund. In adopting the Plan and in approving its continuance, the Board of Directors/Trustees has concluded that there is a reasonable likelihood that the Plan will benefit the shareholders. The expected benefits include greater sales and lower redemptions of shares, which should allow the Fund to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Lord Abbett used all amounts received under the Class A Plan for payments to dealers for (i) providing continuous services to the shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of each Fund.

The Plan requires the Board of Trustees to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Trustees, including a majority of the outside directors/trustees. The Plan may be terminated at any time by vote of a majority of the outside directors or by vote of a majority of its class' outstanding voting securities.

Contingent Deferred Sales Charges. A Contingent Deferred Sales Charge ("CDSC"), applies regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions).

Class A Shares. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or fund acquired through exchange of such shares) on which a fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored funds within a period of 24 months from the end of the month in which the original sale occurred.

To determine whether the CDSC applies to a redemption, each Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the second anniversary of their purchase, and (3) shares held the longest before such second anniversary.

General. Each percentage (1% in the case of Class A) used to calculate CDSCs described above for the Class A shares is sometimes hereinafter referred to as the "Applicable Percentage".

With respect to Class A, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. In the case of Class A shares, the CDSC is received by the applicable fund and is intended to reimburse all or a portion of the amount paid by the fund if the shares are redeemed before the fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the fund.

The other funds that participate in the Telephone  Exchange  Privilege (except
(a) Lord Abbett U.S. Government Securities Money Market Fund, Inc.  ("GSMMF"),
(b) certain funds and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett Funds or between such Funds and AMMF. Upon redemption of shares out of the Lord Abbett-sponsored funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the Fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A shares. Thus, if shares of a Lord Abbett Fund are exchanged for shares of the same class of another such Fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC on behalf of other Lord Abbett Funds, in the case of the Class A shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of: (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett Fund paid a 12b-1 fee, or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Exchanges. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares for those of the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other Funds before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the Fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, and Lord Abbett Equity Fund ("LAEF") which is not issuing shares. The exchange privilege will not be available with respect to any otherwise "Eligible Funds" the shares of which at the time are not available to new investors of the type requesting the exchange.

Letter of Intention. Under the terms of the Letter of Intention as described in the Prospectus to invest $50,000 or more over a 13-month period as described in the Prospectus, shares of Lord Abbett-sponsored funds (other than shares of LAEF, LASF, and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) currently owned by you are credited as purchases (at their current offering prices on the date the Letter is signed) toward achieving the stated investment and reduced initial charges for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

Rights of Accumulation. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LASF, and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.


Net Asset Value Purchases of Class A Shares. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors", "trustees", and "employees" include a director's/trustee's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "directors", "trustees", and "employees of Lord Abbett" also include other family members and retired directors/trustees and employees. Class A shares of Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value fund are only offered to current employees, partners, and officers, directors or trustees of each Lord Abbett-sponsered fund and the spouses and children under the age of 21 of each such employee, officer, director or trustee.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored funds prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor, in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners, directors,, trustees, and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord
Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds (f) through Retirement Plans with at least 100 eligible employees, (g) in connection with a merger, acquisition or other reorganization, and (h) through a "special retirement wrap program" sponsored by an authorized institution having one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a mutual fund wrap program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plan. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has business relationships.

Our shares may be issued at net asset value in exchange for the assets, subject to possible tax adjustment, of a personal holding company or an investment company. There are economies of selling efforts and sales-related expenses with respect to offers to these investors and those referred to above.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least six months prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Funds and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plans. The Systematic Withdrawal Plan (the "SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                   Performance

Each Fund computes the average annual rate of total return for each class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by $1,000 which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Each Fund's yield quotation is based on a 30-day period ended on a specified date, computed by dividing the Funds' net investment income per share earned during the period by the Funds' maximum offering price per share on the last day of the period. This is determined by finding the following quotient: Take the Funds' dividends and interest earned during the period minus its expenses accrued for the period (net of reimbursements) and divide by the product of (i) the average daily number of fund shares outstanding during the period that were entitled to receive dividends and (ii) the Funds' maximum offering price per share on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then, one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share.

                                       7.
                                      Taxes

Each Fund intends to elect and to qualify for special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it so qualifies, the Fund (but not its shareholders) will be relieved of federal income taxes on the amount it timely distributes to shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates.

Each Fund contemplates declaring as dividends substantially all of its net investment income. Dividends paid by each Fund from its investment income and distributions of its net realized long-term capital gains are taxable to shareholders as ordinary income or capital gains, whether received in cash or reinvested in additional shares of the Fund. Each Fund will send its shareholder annual information concerning the tax treatment of dividends and other distributions.

Upon sale, exchange or redemption of shares of a Fund, a shareholder will recognize short- or long-term capital gain or loss, depending upon the shareholders' holding period in the Fund's shares. However, if a shareholder's holding period in his shares is six month or less, any capital loss realized from a sale or exchange of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gains dividends" received with respect to such shares. The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

Some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the applicable Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he or she is not otherwise subject to backup withholding.

The Funds may be subject to foreign withholding taxes, which would reduce the yield on their investments. It is generally expected that Fund shareholders who are subject to U.S. federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.


The writing of call options and other investment techniques and practices which a fund may utilize may affect the character and timing of the recognition of gains and losses. Such transactions may increase the amount of short-term capital gain realized by such Fund, which is taxed as ordinary income when distributed to shareholders.


The Funds will be subject to a 4% non-deductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar year. The Funds intend to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by the Funds will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations. Corporate shareholders must have held their shares in the Funds for more than 45 days to qualify for the deduction on dividends paid by the Funds.

Gain and loss realized by the Funds on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gain or loss is attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If the Funds purchase shares in certain foreign investment entities called "passive foreign investment companies," the Funds may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Funds to their shareholders. Additional charges in the nature of interest may be imposed on the Funds in respect of deferred taxes arising from such distributions or gains. If the Funds were to make a "qualified electing fund" election with respect to their investment in a passive foreign investment company, in lieu of the foregoing requirements, the Funds might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Funds. Alternatively, if the Funds were to make a "mark-to-market" election with respect to an investment in a passive foreign investment company, gain with respect to the investment would be considered realized at the end of each taxable year of the Funds even if the Funds continued to hold the investment.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (U.S. citizens or residents and United States domestic corporations, partnerships, trusts and estates.) Each shareholder who is not a U.S. person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of the Funds, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.


                                       8.
                           Information About the Fund

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Company's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company's Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored funds to the extent contemplated by the recommendations of such Advisory Group.


Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as each Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interst of such class. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of directors from its separate voting requirements.

                                       9.
                              Financial Statements

Not applicable.

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